MICROELECTRONICS TECHNOLOGY COMPANY


     FORM 8-K
( Current report filing )


Filed 10/09/09 for the Period Ending 10/09/09


Telephone	(8610) 5921-2300

CIK		0001329136

Symbol		MELY

SIC Code	3670

Industry	Electronic Components & Accessories

Sector		Electrical & Electronic Equipment Except Computers

Fiscal Year	06/30



UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report ( Date of Earliest Event Reported ) : October 9, 2009

	MICROELECTRONICS TECHNOLOGY COMPANY
( Exact name of registrant as specified in its charter )

	Nevada
( State or Other Jurisdiction of Incorporation )

	333 - 130767
( Commission File Number )

	N/A
( I. R. S. Employer Identification No. )

8th floor, MeiLinDaSha, Ji 2, GongTi Road, East, Beijing, China 10027 ( Address of principal executive offices, including zip code. )

(8610) 5921-2300
( Registrant's Telephone Number, Including Area Code )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CRF 240.14d-2(b) )

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CRF 240.13e-4(c) )




Item 1.01 Entry Into A Material Definitive Agreement.

On October 5, 2009, the Registrant and 722868 Ontario Ltd., to purchase 51 percent of the issued share capital of Microart
Services Inc., an Ontario Corporation with offices in Markham, Ontario, entered into a Shares Purchase Agreement (the "Agreement").

The Registrant will purchase 51% of issued share capital of Microart Services Inc. as defined in the contract.




Exhibit Index

Exhibit No.  Exhibit Description

10		   Shares Purchase Agreement






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

		 Microelectronics Technology Company

		By :  /s/  Brian Stewart
				------------
		           Brian Stewart
			 President & Director
October 9, 2009





Exhibit 10.1

Shares Purchase
Agreement
By and Between

Microelectronics Technology Company
and
722868 Ontario Ltd.

October 5, 2009



The parties to this Shares Purchase Agreement (" Agreement "), effective as of October 5, 2009 ("Effective Date"), are 722868 Ontario Ltd., an Ontario corporation (the " Sellers "), and Microelectronics Technology Company, a Nevada company ("MELY" or the "Buyer").

RECITALS

A. Sellers own 100% of the issued share capital of Microart Services Inc. ("Microart"), an Ontario company with offices in Markham, Ontario.

B. Microart is an electronic manufacturing and design services company providing circuit design, PCB layout, bare board manufacturing, PCB assembly testing and box build for your proto-type and low-to-mid volume productions (the "Business").

C. Subject to the terms and conditions contained in this Agreement, Seller desires to sell to Buyer and Buyer desires to purchase from Seller 51% of the issued share capital of Microart, which represent 2,117 shares of Class A special shares and 78 shares of common shares.

    Now, therefore, in consideration of the mutual covenants, representations, and warranties in this Agreement, the parties make the following agreement:

ARTICLE 1

PURCHASE ISSUED SHARES OF MICROART SERVICES INC.

1.1 Purchase and Sale of Shares. Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, on the Closing Date, all of Sellers' 51% of the issued share capital of Microart, which represent 2,117 shares of Class A special shares and 78 shares of common shares.

ARTICLE 2

PURCHASE PRICE

2.1 Purchase Price. Subject to the terms and conditions of this Agreement, the purchase price for the 51% of the issued share capital of Microart shall be Seven Hundred and Fifty Thousand USD Dollars ($750,000 USD)
("Purchase Price"). The Purchase Price shall be paid to Seller in $500,000 USD cash and 1,250,000 common shares of the Buyer priced at $0.20 USD per share.

ARTICLE 3

CLOSING

3.1 Time and Place of Closing. The Closing for the purchase and sale of the 51% of the issued share capital of Microart ("Closing" or "Close") will take place at Markham, Ontario, Canada, on October 15, 2009, or at such other time and place as the parties may mutually agree (the "Closing Date"). At the Close, Sellers will transfer 51% of the issued share capital of Microart to Buyer.

3.2 Seller's Closing Obligations. At the Close, Seller shall execute, acknowledge, and deliver, as appropriate, each of the following items:

     (a) 51% of the issued share capital of Microart and signed share transfer forms.

     (b) To assist that the 51% of the issued share capital of Microart is duly transferred to the Buyer's name, with new share certificates issued in the buyer's name.

3.3 Buyer's Closing Obligations. At the Closing, Buyer shall execute (or cause to be executed), acknowledge, and deliver, as appropriate, each of the following items:

     (a) The Payment provided for in Article 2.1.

     (b) All other instruments and documents necessary to consummate the transactions contemplated by this Agreement.

ARTICLE 4

SELLER'S REPRESENTATIONS AND WARRANTIES

4.1 Seller's Representations and Warranties. Seller makes the following representations and warranties to Buyer, each of which is true and correct as of the Effective Date and as of the Closing Date:

     (a) Each of MELY and Microart is a corporation in good standing under the laws of the respective state and province of its incorporation.

     (b) Seller has full legal power and authority to enter into, deliver and perform this Agreement, and this Agreement constitutes Seller's valid and binding obligation, enforceable in accordance with its terms, except to the extent that such enforceability (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally, and (ii) is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) The execution and delivery of this Agreement does not conflict with, violate, or constitute a default under the terms, conditions, or provisions of any agreement or instrument to which Seller is a party.

     (d) There are no actions, suits, proceedings, or claims now pending, or, to the best of Seller's knowledge, threatened against Seller or the Assets that would cause a Material Adverse Effect.

     (e) Seller has good and marketable title to the Assets free and clear of all liens, charges, and encumbrances, and any contractual requirement to obtain the consent of a party to a Contract that is being assigned hereunder.

     (f) To the best of Seller's knowledge, all of the Contracts are in full force and effect, have been duly executed by the parties, and neither Seller nor any other party is in material default under any Contract, nor has Seller knowledge that any party to any of these agreements intends to cancel or terminate any of these Contracts.

     (g) Sellers are holder of 100% of the issued share capital of Microart.

ARTICLE 5

BUYER'S REPRESENTATIONS AND WARRANTIES

5.1 Buyer's Representations and Warranties. Buyer makes the following representations and warranties to Seller, each of which is true and correct as of the Effective Date and as of the Closing Date:

     (a) Buyer is a public company, duly organized, validly existing, and in good standing under the laws of the state of its organization.

     (b) Buyer has full legal power and authority to enter into, deliver and perform this Agreement and the Notes, and this Agreement and the Notes constitute the valid and binding obligations of Buyer, enforceable in accordance with their terms, except to the extent that such enforceability
(i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally, and (ii) is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) There is no action, suit, proceeding, or claim pending, or, to the best of Buyer's knowledge, threatened, against Buyer that would affect Buyer's ability to fulfill Buyer's obligations under this Agreement or the Notes.

     (d) No other action, consent or approval on the part of Buyer is necessary to authorize Buyer's due and valid execution, delivery and performance of this Agreement and the Notes.

     (e) The execution and delivery of this Agreement and the Notes and the performance by Buyer of its obligations hereunder and there under (i) do not and will not conflict with or violate any provision of the operating agreement or similar organizational documents of Buyer, and (ii) do not and will not (a) result in a violation of, or (b) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative, arbitration or governmental body or other third party pursuant to, any law, statute, rule, regulation, judgment, decree, contract, agreement, license or instrument to which Buyer is subject or by which any of its assets are bound.

ARTICLE 6

COVENANTS

6.1 Further Assurances Prior to Closing. Seller and Buyer shall, prior to the Closing, execute any and all documents and perform any and all acts reasonably necessary, incidental, or appropriate to effect the transactions contemplated by this Agreement.

6.2 Notification of Changed Circumstances. At any time after the Effective Date and prior to the Closing, if either party becomes aware of any fact or circumstance that would change a representation or warranty made under this Agreement such that it would cause a Material Adverse Effect, the party with knowledge of those facts shall notify the other in writing as soon as possible after the discovery of the fact or circumstance.

6.3 Client Information Database. Buyer will have the right to copy all employee and client information related to the Business from Seller's database.

ARTICLE 7

CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

7.1 Buyer's Conditions. The obligation of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

     (a) The representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

     (b) Seller shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Seller on or prior to the Closing Date.

     (c) No injunction or restraining order shall be in effect which forbids or enjoins the consummation of the transactions contemplated by this Agreement, no proceedings for such purpose shall be pending, and no federal, state, local or foreign statute, rule or regulation shall have been enacted which prohibits, restricts or delays the consummation of the transactions contemplated hereby.

     (d) The Assets shall be in substantially the same condition on the Closing Date as on the Effective Date, and there shall be no material loss or damage to the Assets prior to the Closing.

     (e) Seller shall have obtained the Required Consents.

     (f) All liens, claims, charges, security interests, pledges, assignments, or encumbrances relating to the Assets that are not Permitted Liens shall be satisfied, terminated, and discharged by Seller, and evidence reasonably satisfactory to Buyer and its counsel of the satisfaction, termination, and discharge shall be delivered to Buyer.

     (g) Seller shall have delivered the documents required by Article 4.2, each duly executed as indicated therein, and such other documents as Buyer or its counsel may reasonably request to evidence the transactions contemplated hereby.

7.2 Failure to Satisfy Buyer's Conditions. Any of Buyer's conditions precedent may be waived in whole or in part by Buyer in writing at any time on or before the Closing Date. In the event all Buyer's conditions precedent have not been waived by Buyer or satisfied in full on or before the Closing Date, Buyer may elect to terminate this Agreement as provided in Article 10.

ARTICLE 8

CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

8.1 Seller's Conditions. The obligation of Seller to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

     (a) The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

     (b) Buyer shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Buyer on or prior to the Closing Date.

     (c) No injunction or restraining order shall be in effect which forbids or enjoins the consummation of the transactions contemplated by this Agreement, no proceedings for such purpose shall be pending, and no federal, provincial, local or foreign statute, rule or regulation shall have been enacted which prohibits, restricts or delays the consummation of the transactions contemplated hereby.

     (d) Buyer shall have delivered (or cause to be delivered) the documents and payments required by Article 4.3, each duly executed as indicated therein (as appropriate), and such other documents as Seller or its counsel may reasonably request to evidence the transactions contemplated hereby.

8.2 Failure to Satisfy Seller's Conditions. Any of Seller's conditions precedent may be waived in whole or in part by Seller in writing at any time on or before the Closing Date. In the event that all of Seller's conditions precedent have not been waived by Seller or satisfied in full on or before the Closing Date, Seller may elect to terminate this Agreement as provided in Article 10.

ARTICLE 9

TERMINATION

9.1 Termination. This Agreement may be terminated as follows:

     (a) By the mutual consent of Buyer and Seller at any time prior to Closing.

     (b) By Buyer at any time prior to the Closing as expressly provided in this Agreement, or if any condition precedent to Buyer's obligations set forth in Article 8 has not been satisfied in full or previously waived by Buyer in writing, at or prior to Closing.

     (c) By Seller at any time prior to the Closing as expressly provided in this Agreement, or if any condition precedent to Seller's obligations set forth in Article 9 has not been satisfied in full or previously waived by Seller in writing, at or prior to Closing.

9.2 Effect of Termination. In the event of the termination of this Agreement pursuant to the provisions of this Article 10 prior to the Closing, this Agreement shall become void and have no effect, without any liability on the part of any of the parties.

9.3 Remedies Cumulative. The remedies set forth in this Agreement are cumulative and not exclusive of any other legal or equitable remedy otherwise available to any party.

9.4 Effectiveness of Confidentiality Agreement. In the event of a Termination, the Confidentiality Agreement in connection with this transaction shall remain in force.

ARTICLE 10

GENERAL PROVISIONS

10.1 Assignment. The respective rights and obligations of the parties to this Agreement may not be assigned by any party without the prior written consent of the other, which consent may not be unreasonably withheld or delayed.

10.2 Successors and Assigns. The terms and provisions of this Agreement shall be binding on and inure to the benefit of the permitted successors and permitted assigns of the parties.

10.3 Entire Agreement. This Agreement (including the Exhibits attached hereto) and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements, oral and written, between the parties hereto with respect to the subject matter of this Agreement.

10.4 Modification and Waiver. This Agreement may not be amended, modified, or supplemented except by written agreement signed by the party against which the enforcement of the amendment, modification, or supplement is sought. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision. No waiver shall be binding unless executed in writing by theparty making the waiver.

10.5 Attorney Fees. If any legal action or other proceeding is brought to enforce the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees and other costs incurred in the action or proceeding, in addition to any other relief to which the prevailing party may be entitled.

10.6 Fees and Related Expenses. MELY will pay fees and related expenses to related parties in the amount of up to $250,000 and this fees will be paid by the financing.

10.7 Notices. All notices, requests, demands, and other communications required by this Agreement shall be in writing and shall be (a) delivered in person, (b) mailed by first class registered or certified mail, (c) sent by a nationally recognized overnight courier for next business day delivery or
(d) delivered by facsimile transmission, as follows, or to such other address as a party may designate to the other in writing:


(i)	If to Seller: 		722868 Ontario Ltd
       				c/o Microart Services Inc.
				3475 14th Avenue
				Markham, ON, L3R 0H4, Canada

(ii)	 If to Buyer:		Microelectronics Technology Company
      				8/F, MeiLinDaSha, Ji2, GongTi Road, East,
       				Beijing, China


       If delivered personally or by courier, the date on which the notice, request, instruction, or document is delivered shall be the date on which the delivery is made, and if delivered by facsimile transmission or mail as aforesaid, the date on which the notice, request, instruction, or document is received shall be the date of delivery.

10.8 Headings. All Article headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement, and shall not in any way affect the meaning or interpretation of this Agreement.

10.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one counterpart has been signed by each party and delivered to the other party hereto.

10.10 Time of Essence. Time shall be of the essence with respect to the obligations of the parties to this Agreement.

10.11 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Nevada.

10.12 Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal, or unenforceable, all other provisions of the Agreement that are not affected by the invalidity, illegality, or unenforceability will remain in full force and effect. In witness whereof, the duly authorized representatives of the parties hereto executed this Agreement as of the Effective Date.


ARTICLE 11

11.1 Microart Financing. MELY will provide, financing of $500,000 for working capital and expansion of the factory in Ontario within 45 days of closing.









Microelectronics Technology Company, a Nevada corporation

/s/ B. Joseph Stewart
-------------------------
B. Joseph Stewart
President



722868 Ontario Ltd.

/s/ Peter Fisher & Tyler Fisher
-------------------
Peter Fisher
Tyler Fisher



LIST OF EXHIBITS
Exhibit A - Bill of Sale
Exhibit B - Assignment of Customer Contracts, Agreements, and Arrangements


Exhibit A

BILL OF SALE

This Bill of Sale ("Bill of Sale") is made and entered into by and between 722868 Ontario Ltd, (the "Seller"), holders of 100% issued share capital of Microart Services Inc. and Microelectronics Technology Company, a Nevada company, ("Buyer").

RECITALS

A. Seller and Buyer have entered into a Shares Purchase Agreement
(the "Agreement"), dated as of October 5, 2009, pursuant to which Seller is selling to Buyer 51% of issued share capital of Microart Services Inc.

B. Pursuant to the terms of the Agreement, Seller desires to convey, remise, release, and quitclaim to Buyer, 51% of Seller's right, title, and interest in and to the Personal Property.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1. Defined Terms. Unless otherwise defined in this Bill of Sale, all capitalized terms shall have the meanings given to them in the Agreement.

2. Successors and Assigns. This Assignment shall inure to the benefit of, and be binding on, successors and assigns of the parties.

3. Counterparts and Facsimile Signatures. This Assignment may be executed in any number of counterparts and by facsimile signature, each of which shall be deemed an original. The counterparts shall together constitute only one agreement.

4. Conflicts. This Assignment is made subject to the terms and conditions of the Agreement. In the event of a conflict between the provisions of this Assignment and the provisions of the Agreement, the provisions of the Agreement shall prevail. Whereof, the parties have executed this Bill of Sale as of date first set forth above.

Microelectronics Technology Company, a Nevada corporation


/s/ B. Joseph Stewart
-------------------------
B. Joseph Stewart
President



722868 Ontario Ltd.

/s/ Peter Fisher & Tyler Fisher
-------------------
Peter Fisher
Tyler Fisher


Exhibit B

ASSIGNMENT OF CUSTOMER CONTRACTS, AGREEMENTS, AND ARRANGEMENTS

This Assignment of Customer Contracts, Agreements, and Arrangements (this "Assignment") is made and entered into by and between the Seller, holders of 100% of issued share capital of Microart Services Inc., an Ontario corporation, and Microelectronics Technology Company, a Nevada company, ("Assignee").

RECITALS

A. Assignor and Assignee have entered into a Shares Purchase Agreement (the "Agreement"), dated as of October 5, 2009, pursuant to which Assignor is selling to Assignee the Assets.

B. Assignor is a party to certain Contracts.

C. Pursuant to the terms of the Agreement, Assignor desires to assign Assignor's rights, title, and interest in and to the Contracts to Assignee, and Assignee desires to accept the assignment and assume all of the obligations associated with the Contracts.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1. Defined Terms. Unless otherwise defined in this Assignment, all capitalized terms shall have the meanings given to them in the Agreement.

2. Assignment of Contracts. Assignor hereby conveys, contributes, assigns, sets over and transfers to Assignee all of Assignor's right, title, and interest in and to the Contracts, subject to, in the case of any Contract that requires consent to assignment, the receipt of the required consent.

3. Acceptance of Assignment and Obligations. Assignee hereby assumes and agrees to pay, perform and discharge if, as and when due in accordance with the terms thereof the Contracts.

4. Successors and Assigns. This Assignment shall inure to the benefit of, and be binding on, successors and assigns of the parties.

5. Counterparts and Facsimile Signatures. This Assignment may be executed in any number of counterparts and by facsimile signature, each of which shall be deemed an original. The counterparts shall together constitute only one agreement.

6. Conflicts. This Assignment is made subject to the terms and conditions of the Agreement. In the event of a conflict between the provisions of this Assignment and the provisions of the Agreement, the provisions of the Agreement shall prevail.

7. Governing Law. This Assignment shall be governed by and construed under the laws of the State of Nevada.

In witness whereof, the parties have executed this Assignment as of the date first set forth above.


Microelectronics Technology Company, a Nevada corporation

/s/ B. Joseph Stewart
-------------------------
B. Joseph Stewart
President




722868 Ontario Ltd.

/s/ Peter Fisher & Tyler Fisher
-------------------
Peter Fisher
Tyler Fisher